UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2021

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 346-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On August 24, 2021, Santander Holdings USA, Inc. (the “Company”) announced that it and Santander Consumer USA Holdings Inc. (“SC”) have entered into a definitive agreement pursuant to which the Company will acquire all outstanding shares of common stock of SC not already owned by the Company via an all-cash tender offer, followed by a second-step merger, in which a wholly owned subsidiary of the Company will be merged with and into SC, with SC surviving as a wholly owned subsidiary of the Company (the “Transaction”). A copy of the press release announcing the Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference for purposes of this Section 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 24, 2021

104	Cover page formatted as Inline XBRL and contained in Exhibit 101

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including statements regarding the potential consummation of the proposed Transaction, which involve a number of risks and uncertainties, including the satisfaction of closing conditions for the Transaction; the possibility that the Transaction will not be completed; and the impact of general economic, industry, market or political conditions. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results and the timing of events may differ materially from the results and/or timing discussed in the forward-looking statements, and readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date of this communication, and the Company does not undertake any obligation to update any forward-looking statement except as required by law.

Additional Information and Where to Find It

The tender offer referenced in this communication has not been commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the transaction disclosure materials that will be filed with the U.S. Securities and Exchange Commission (“SEC”) when a transaction is commenced. The Company and its acquisition subsidiary will file a tender offer statement on Schedule TO and Schedule 13E-3 and thereafter SC will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. SC STOCKHOLDERS ARE URGED TO READ THESE TRANSACTION DISCLOSURE DOCUMENTS CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SC SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of SC stock at no expense to them and will be made available for free at the SEC’s website at www.sec.gov. Copies of any documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://santanderus.com. Copies of any documents filed with the SEC by SC will be available free of charge on SC’s internet website at https://santanderconsumerusa.com or by contacting SC’s Investor Relations Department at +1-800-493-8219 or InvestorRelations@santanderconsumerusa.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2021	SANTANDER HOLDINGS USA, INC.

	By:	/s/ Gerard A. Chamberlain Name: Gerard A. Chamberlain Title: Senior Deputy General Counsel and Executive Vice President